Exhibit 13(a)

                       INVESTOR A SHARES DISTRIBUTION PLAN

                             PURSUANT TO RULE 12b-1

DISTRIBUTION PLAN made as of the 1st day of October, 2008, by and between each of the investment companies listed on Exhibit A, as such Exhibit may be amended from time to time (each a "Fund," and collectively, the "Funds"), severally and not jointly, and BlackRock Investments, Inc., a Delaware corporation (the "Distributor").

                              W I T N E S S E T H:
                              --------------------

      WHEREAS, the Fund intends to engage in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

      WHEREAS, the Directors or Trustees (referred to herein as the "Directors") of certain Funds are authorized to establish separate series relating to separate portfolios of securities, and the Directors have established and designated multiple series of certain Funds; and

      WHEREAS, the Distributor is a securities firm engaged in the business of selling shares of investment companies either directly to purchasers or through financial intermediaries, including without limitation, brokers, dealers, retirement plans, financial consultants, registered investment advisers and mutual fund supermarkets ("financial intermediaries"); and

      WHEREAS, each Fund proposes to enter into a Distribution Agreement with the Distributor, pursuant to which the Distributor will act as the distributor and representative of each Fund in the offer and sale of shares of common stock or beneficial interest of each Fund, including the Investor A Shares (the "Investor A Shares") of each Fund, to the public; and

      WHEREAS, each Fund desires to adopt this Investor A Shares Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which each Fund will pay a service/account maintenance fee and a distribution fee to the Distributor with respect to the Fund's Investor A Shares; and

      WHEREAS the Directors of each Fund have determined that there is a reasonable likelihood that adoption of the Plan will benefit each Fund and its Investor A Shares shareholders.

      NOW, THEREFORE, each Fund hereby adopts, and the Distributor hereby agrees to the terms of, the Plan in accordance with Rule 12b-1 under the Investment Company Act on the following terms and conditions.

      1. The Fund shall pay the Distributor with respect to the Investor A Shares of each Fund a service/account maintenance fee under the Plan at the end of each month at the annual percentage rate of average daily net assets of such Fund sold through the Distributor specified in Exhibit A, to compensate the Distributor for providing, or arranging for the provision of, service/account maintenance activities with respect to Investor A Shares shareholders of the Fund. Expenditures under the Plan may consist of payments to financial intermediaries for maintaining accounts in connection with Investor A Shares and payment of expenses incurred in connection with such service/account maintenance activities including the costs of making services available to shareholders including assistance in connection with inquiries related to shareholder accounts.

      2. The Fund shall pay the Distributor with respect to Investor A Shares of each Fund a distribution fee under the Plan at the end of each month at the annual percentage rate of average daily net assets of such Fund sold through the Distributor specified in Exhibit A to compensate the Distributor for providing, or arranging for the provision of, sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Investor A Shares of each Fund. Such expenditures may consist of sales commissions to financial intermediaries for selling Investor A Shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Fund and the costs of preparing and distributing promotional materials. The distribution fee may also be used to pay the financing costs of carrying the unreimbursed expenditures described in this Paragraph 2. Payment of the distribution fee described in this Paragraph 2 shall be subject to any limitations set forth in any applicable regulation of the Financial Industry Regulatory Authority, Inc.

      3. The Distributor shall provide each Fund for review by the Board of Directors, and the Directors shall review at least quarterly, a written report complying with the requirements of Rule 12b-1 regarding the disbursement of the account maintenance fee and distribution fee during such period.

      4. This Plan shall not take effect with respect to a Fund until it has been approved by votes of a majority of both (a) the Directors of the Fund and
(b) those Directors of the Fund who are not "interested persons" of the Fund, as defined in the Investment Company Act, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the Rule 12b-1 Directors), cast in person at a meeting or meetings called for the purpose of voting on the Plan and such related agreements.

      5. The Plan shall continue in effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in paragraph 4.

      6. The Plan may be terminated at any time with respect to any Fund or vote of a majority of the Rule 12b-1 Directors, or by vote of a majority of the outstanding Investor A Shares voting securities of the applicable Fund.

      7. The Plan may not be amended to increase materially the rate of payments provided for in Paragraphs 1 or 2 hereof with respect to any Fund unless such amendment is approved by at least a majority, as defined in the Investment Company Act, of the outstanding Investor A Shares voting securities of the applicable Fund, and by the Directors of the Fund in the manner provided for in Paragraph 4 hereof, and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in Paragraph 4 hereof.

      8. While the Plan is in effect with respect to any Fund, the selection and nomination of Directors who are not interested persons, as defined in the Investment Company Act, of the Fund shall be committed to the discretion of the Directors who are not interested persons.

      9. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 3 hereof, for a period of not less than six years from the date of the Plan, or the date of such agreement or report, as the case may be, the first two years in an easily accessible place.

      10. The Declaration of Trust establishing each Fund that is organized as a Massachusetts business trust, together with all amendments thereto (the "Declaration"), which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of a Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of a Fund, but the trust property only shall be liable.

      IN WITNESS WHEREOF, the parties hereto have executed this Plan as of the date first above written.

                              EACH OF THE INVESTMENT COMPANIES LISTED ON EXHIBIT A ATTACHED HERETO

                              By:
                              --------------------------------------------------
                              Title:

                              BLACKROCK INVESTMENTS, INC.

                              By:
                              --------------------------------------------------
                              Title:

                                                                       EXHIBIT A

                                INVESTOR A SHARES
                                -----------------

-----------------------------------------------------------------------------------------------------------------------
                                                                              Service/Account
Name of Fund                                                                  Maintenance Fee      Distribution Fee
-----------------------------------------------------------------------------------------------------------------------
BlackRock Commodity Strategies Fund                                                0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Principal Protected Trust

-----------------------------------------------------------------------------------------------------------------------
   BlackRock Basic Value Principal Protected Fund                                  0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
   BlackRock Core Principal Protected Fund                                         0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
   BlackRock Fundamental Growth Principal Protected Fund                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Basic Value Fund, Inc.                                                   0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Value Opportunities Fund, Inc.                                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Fund, Inc.                                              0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Global Growth Fund, Inc.                                                 0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Natural Resources Trust                                                  0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Equity Dividend Fund                                                     0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock EuroFund                                                                 0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Fund, Inc.                                             0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Global Dynamic Equity Fund                                               0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Global SmallCap Fund, Inc.                                               0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Utilities and Telecommunications Fund, Inc.                              0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Bond Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------
   BlackRock Total Return Fund                                                     0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
   BlackRock High Income Fund                                                      0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Municipal Bond Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------
   BlackRock High Yield Municipal Fund                                             0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
   BlackRock Municipal Insured Fund                                                0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
   BlackRock National Municipal Fund                                               0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
   BlackRock Short-Term Municipal Fund                                             0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Municipal Series Trust
-----------------------------------------------------------------------------------------------------------------------
   BlackRock Intermediate Municipal Fund                                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Focus Growth Fund, Inc.                                                  0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Focus Value Fund, Inc.                                                   0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Fund, Inc.                                            0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock International Value Trust
-----------------------------------------------------------------------------------------------------------------------
   BlackRock International Value Fund                                              0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Mid Cap Value Opportunities Series, Inc.
-----------------------------------------------------------------------------------------------------------------------
   BlackRock Mid Cap Value Opportunities Fund                                      0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Short-Term Bond Series, Inc.
-----------------------------------------------------------------------------------------------------------------------
   BlackRock Short-Term Bond Fund                                                  0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock World Income Fund, Inc.                                                  0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock California Municipal Series Trust
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                              Service/Account
Name of Fund                                                                  Maintenance Fee      Distribution Fee
-----------------------------------------------------------------------------------------------------------------------
     BlackRock California Insured Municipal Bond Fund                              0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Multi-State Municipal Series Trust
-----------------------------------------------------------------------------------------------------------------------
   BlackRock Florida Municipal Bond Fund                                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
   BlackRock Pennsylvania Municipal Bond Fund                                      0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
     BlackRock New Jersey Municipal Bond Fund                                      0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
     BlackRock New York Municipal Bond Fund                                        0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
FDP Series, Inc.

-----------------------------------------------------------------------------------------------------------------------
     Franklin Templeton Total Return FDP Fund                                      0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
     Marsico Growth FDP Fund                                                       0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
     MFS Research International FDP Fund                                           0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
     Van Kampen Value FDP Fund                                                     0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Global Emerging Markets Fund, Inc.                                       0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Global Financial Services Fund, Inc.                                     0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Healthcare Fund, Inc.                                                    0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Series Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
     BlackRock Large Cap Core Fund                                                 0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
     BlackRock Large Cap Growth Fund                                               0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
     BlackRock Large Cap Value Fund                                                0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
     BlackRock Large Cap Core Plus Fund                                            0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Latin America Fund, Inc.                                                 0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Pacific Fund, Inc.                                                       0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
BlackRock Series, Inc.
-----------------------------------------------------------------------------------------------------------------------
     BlackRock International Fund                                                  0.25%                 None
-----------------------------------------------------------------------------------------------------------------------
     BlackRock Small Cap Growth Fund II                                            0.25%                 None
-----------------------------------------------------------------------------------------------------------------------


                                      -2-